EXHIBIT 10.1

Execution Version

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Fifth amended and restated Credit Agreement, dated as of April 24, 2020 (this “Amendment”), is between ENCOMPASS HEALTH CORPORATION (“Borrower”), the affiliates of the Borrower party to this Amendment as Guarantors, the several financial institutions party to this Amendment as Lenders, and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, “Administrative Agent”) and Collateral Agent.
Recitals
A.     Borrower, the Lenders party thereto, Administrative Agent and Collateral Agent have previously entered into that certain Fifth Amended and Restated Credit Agreement, dated as of November 25, 2019 (as heretofore amended, amended and restated, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and amended by this Amendment, the “Credit Agreement”); and
B.    Borrower, the Lenders party hereto (which constitute the Required Lenders under the Existing Credit Agreement), and Administrative Agent have agreed to amend the Existing Credit Agreement, on the terms and conditions set forth herein.
Now, Therefore, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:
1.Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein has the same meaning as specified in the Existing Credit Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.
2.Amendments to Existing Credit Agreement.

(a)The definition of “Material Adverse Effect” in Article I of the Existing Credit Agreement is hereby amended to add the following proviso to the end thereof:
; provided that for purposes of clause (a) of this definition, the Coronavirus Disease 2019 (“COVID-19”), the declaration on March 13, 2020, of the national emergency relating to COVID-19, and related legislative, regulatory and executive actions, and the direct or indirect impacts of the foregoing on the Borrower and its Restricted Subsidiaries occurring on or prior to the date which is three hundred sixty-four (364) days after the First Amendment Effective Date shall not constitute a material adverse effect on the business, assets, operations, properties or condition (financial or otherwise) or results of operations of the Borrower and its Restricted Subsidiaries, taken as a whole.

(b)Article I of the Existing Credit Agreement is hereby amended to add the following new definition:
“First Amendment Effective Date” means April 24, 2020.
(c)Section 6.01 of the Existing Credit Agreement is hereby amended and restated in its entirety and, in lieu thereof, inserting the following:

SECTION 6.01    Financial Covenants. (a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio, calculated as of the end of each fiscal quarter on a pro forma basis, for any period of four consecutive fiscal quarters ending to be less than ratio set forth below opposite the time period during which such fiscal quarter ends.

Fiscal Quarters Ending:	Interest Coverage Ratio
December 31, 2019 and March 31, 2020	3.00 to 1.00
June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021	2.00 to 1.00
March 31, 2022 and thereafter	3.00 to 1.00

(b) Leverage Ratio. On the last day of each fiscal quarter, the Borrower will not permit the Leverage Ratio, calculated as of the end of each such fiscal quarter occurring during the time periods set forth below on a pro forma basis, to exceed the ratio set forth below opposite the time period during which such fiscal quarter ends.

Fiscal Quarters Ending:	Leverage Ratio
December 31, 2019 and March 31, 2020	4.50 to 1.00
June 30, 2020	4.75 to 1.00
September 30, 2020	5.50 to 1.00
December 31, 2020	6.50 to 1.00
March 31, 2021	6.50 to 1.00
June 30, 2021	6.00 to 1.00
September 30, 2021	5.50 to 1.00
December 31, 2021	5.00 to 1.00
March 31, 2022 and thereafter	4.25 to 1.00

(d)Section 6.02(s) of the Existing Credit Agreement is hereby amended and restated in its entirety and, in lieu thereof, inserting the following:

(s) any Investments so long as after giving effect to such Investment on a pro forma basis, (i) (x) the Senior Secured Leverage Ratio is equal to or less than 2.00:1.00 and (y) the Leverage Ratio is equal to or less than 4.50:1.00, (ii) no Event of Default shall have occurred and be continuing and (iii) the Borrower and its Restricted Subsidiaries after giving effect to such Investment would be in compliance with the financial covenants set forth in Section 6.01;
(e)Section 6.09(c) of the Existing Credit Agreement is hereby amended and restated in its entirety and, in lieu thereof, inserting the following:

(c) if at the time of and after giving effect to such Restricted Payment on a pro forma basis, (i) (x) the Senior Secured Leverage Ratio is equal to or less than 2.00:1.00 and (y) the Leverage Ratio is equal to or less than 4.50:1.00, (ii) no Specified Event of Default shall have occurred and be continuing (and no Event of Default shall have occurred and be continuing, or would result from the payment of such Restricted Payment on a pro forma basis, as of the time of declaration thereof) and (iii) the Borrower and its Restricted Subsidiaries would be in compliance with the financial covenants set forth in Section 6.01, Restricted Payments to Persons that are not Loan Parties;
3.Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied (or waived by the Required Lenders and the Administrative Agent):
(i)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;

(ii)The Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Existing Credit Agreement to the extent invoiced at least one Business Day prior to the date of this Amendment; and

(iii)The Borrower shall have paid, for the account of each Lender that has delivered an executed signature page to this Amendment to the Administrative Agent prior to by 12:00 p.m., New York City time on April 24, 2020, consent fees in the amount equal to 0.25% of the sum, without duplication, of such Lenders’ outstanding Loans and Commitments.

4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent that:

(a)
Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite organizational actions (including, where applicable, any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the

Credit Agreement are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b)
Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

(c)
Representations and Warranties. The representations and warranties of the Loan Parties set forth in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.

(d)    No Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.Ratification of the Loan Documents. From and after the date hereof, the Existing Credit Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, but, except as so amended and modified, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect and the Existing Credit Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. The amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection with this Amendment do not constitute a substitution or novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Effective Date. The Borrower and the Guarantors hereby remake, ratify and reaffirm (i) all of their Obligations under the terms of the Credit Agreement and the other Loan Documents and (ii) the guarantee of such Obligations, the pledge of and/or grant of a security interest in their assets which are Collateral to secure such Obligations, all as provided in the Loan Documents, and acknowledge and agree that such guarantee, pledge and/or grant continue in full force and effect. On and after the date hereof, the term “Credit Agreement” used in any document evidencing the Obligations shall mean the Existing Credit Agreement as amended hereby.

6.Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

7.Effect of Amendment.     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

9.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic submission, and any electronically executed counterpart of a signature page to this letter, shall, in each case, be effective as execution and delivery of a manually executed counterpart of this Amendment (for the avoidance of doubt, any electronically executed counterpart hereto shall be deemed to be one and the same as a manually executed counterpart hereto).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ENCOMPASS HEALTH CORPORATION,
as Borrower

By: /s/ Edmund M. Fay__________
Name: Edmund M. Fay
Title: Treasurer

GUARANTORS:

Advanced Homecare Holdings, Inc.
Advanced Homecare Management, Inc.
AHM Texas LP, Inc.
Camellia Medical Systems, Inc.
CareSouth Health System, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
DOSIK, Inc.
EHHI Holdings, Inc.
Encompass Health C Corp Sub Holdings, Inc.
Encompass Health Central Arkansas Holdings, Inc.
Encompass Health Home Health Corporation
Encompass Health Home Health Holdings, Inc.
Encompass Health Jonesboro Holdings, Inc.
Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.
Encompass Health Rehabilitation Hospital of Columbia, Inc.
Encompass Health Rehabilitation Hospital of Concord, Inc.
Encompass Health Rehabilitation Hospital of Dothan, Inc.
Encompass Health Rehabilitation Hospital of Florence, Inc.
Encompass Health Rehabilitation Hospital of Manati, Inc.
Encompass Health Rehabilitation Hospital of Montgomery, Inc.
Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.
Encompass Health Rehabilitation Hospital of Panama City, Inc.
Encompass Health Rehabilitation Hospital of San Juan, Inc.
Encompass Health Rehabilitation Hospital of Spring Hill, Inc.
Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.
Encompass Health Tyler Holdings, Inc.
Encompass Health Yuma Holdings, Inc.
Encompass Health Rehabilitation Hospital of City View, Inc.
Encompass Health Rehabilitation Hospital of San Antonio, Inc.
Encompass Health Rehabilitation Hospital of Texarkana, Inc.
Encompass Health Rehabilitation Hospital of The Woodlands, Inc.

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EXCELLA HEALTHCARE, INC.
EXCELLA HOMECARE, INC.
Guardian Home Care, Inc.
HealthSouth Rehabilitation Hospital of Austin, Inc.
Home Health Care of Bogalusa, Inc.
Home Health Care Systems, Inc.
Idaho Homecare Holdings, Inc.
Reliant Blocker Corp.
WellCare, Inc.
Wellmark Healthcare Services of El Paso, Inc.
West Mississippi Home Health Services, Inc.
Western Neuro Care, Inc.

By:     /s/ Edmund M. Fay__________
Name: Edmund M. Fay
Title:     Treasurer

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Abba Home Health, L.P.
AHM Action Home Health, LP
Best Home Care LP
DRC Health Systems, L.P.
Encompass of Fort Worth, LP
Encompass of West Texas, LP
Hallmark Homecare, L.P.
Preferred Home Health, L.P.
Texas Senior Care, L.P.

By:     /s/ Edmund M. Fay__________
Name: Edmund M. Fay
Title: Treasurer

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Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.

By:	Continental Rehabilitation Hospital of Arizona, Inc., its General Partner

Encompass Health Rehabilitation Hospital of Tustin, L.P.

By:	Western Neuro Care, Inc., its Managing General Partner

By:     /s/ Edmund M. Fay__________
Name: Edmund M. Fay
Title: Treasurer

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A&B Home Health Solutions, LLC
AHM Texas GP, LLC
Apex Hospice LLC
Camellia Home Health of Alabama, LLC
Camellia Home Health of East Tennessee, LLC
Camellia Home Health of the Gulf Coast, LLC
Camellia Hospice of Central Mississippi, LLC
Camellia Hospice of East Louisiana, LLC
Camellia Hospice of Louisiana, LLC
Camellia Hospice of North Mississippi, LLC
Camellia Hospice of Northeast Alabama, LLC
Camellia Hospice of Northeast Mississippi, LLC
Camellia Hospice of South Alabama, LLC
Camellia Hospice of Southwest Mississippi, LLC
Camellia Hospice of the Gulf Coast, LLC
CareServices of the Treasure Coast, LLC
CareSouth HHA Holdings of Columbus, LLC
CareSouth HHA Holdings of Dothan, LLC
CareSouth HHA Holdings of Gainesville, LLC
CareSouth HHA Holdings of Greensboro, LLC
CareSouth HHA Holdings of Lexington, LLC
CareSouth HHA Holdings of North Florida, LLC
CareSouth HHA Holdings of Panama City, LLC
CareSouth HHA Holdings of Richmond, LLC
CareSouth HHA Holdings of South Carolina, LLC
CareSouth HHA Holdings of Tallahassee, LLC
CareSouth HHA Holdings of the Bay Area, LLC
CareSouth HHA Holdings of Valley, LLC
CareSouth HHA Holdings of Virginia, LLC
CareSouth HHA Holdings of Washington, LLC
CareSouth HHA Holdings of Western Carolina, LLC
CareSouth HHA Holdings of Winchester, LLC
CareSouth HHA Holdings, LLC
CareSouth Hospice, LLC
Continental Home Care, LLC
CS Health & Wellness, LLC
Day-By-Day Staff Relief, LLC
Continental Medical Systems, LLC
Encompass Health Acquisition Holdings Subsidiary, LLC
Encompass Health Acquisition Holdings, LLC
Encompass Health Alabama Real Estate, LLC
Encompass Health Arizona Real Estate, LLC
Encompass Health Arkansas Real Estate, LLC
Encompass Health Boise Holdings, LLC
Encompass Health Bryan Holdings, LLC
Encompass Health California Real Estate, LLC
Encompass Health Colorado Real Estate, LLC
Encompass Health Deaconess Holdings, LLC

Encompass Health Fairlawn Holdings, LLC
Encompass Health GKBJH Holdings, LLC
Encompass Health Gulfport Holdings, LLC
Encompass Health Iowa Real Estate, LLC
Encompass Health Johnson City Holdings, LLC
Encompass Health Joint Ventures Holdings, LLC
Encompass Health Kansas Real Estate, LLC
Encompass Health Kentucky Real Estate, LLC
Encompass Health Littleton Holdings, LLC
Encompass Health Lubbock Holdings, LLC
Encompass Health Maryland Real Estate, LLC
Encompass Health Massachusetts Real Estate, LLC
Encompass Health Midland Odessa Holdings, LLC
Encompass Health Myrtle Beach Holdings, LLC
Encompass Health Nevada Real Estate, LLC
Encompass Health New Mexico Real Estate, LLC
Encompass Health Ohio Real Estate, LLC
Encompass Health Owned Hospitals Holdings, LLC
Encompass Health Pennsylvania Real Estate, LLC
Encompass Health Properties, LLC
Encompass Health Real Estate, LLC
Encompass Health Rehabilitation Hospital of Albuquerque, LLC
Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC
Encompass Health Rehabilitation Hospital of Bakersfield, LLC
Encompass Health Rehabilitation Hospital of Bluffton, LLC
Encompass Health Rehabilitation Hospital of Braintree, LLC
Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC

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Encompass Health Rehabilitation Hospital of Charleston, LLC
Encompass Health Rehabilitation Hospital of Cincinnati, LLC
Encompass Health Rehabilitation Hospital of Dayton, LLC
Encompass Health Rehabilitation Hospital of Desert Canyon, LLC
Encompass Health Rehabilitation Hospital of East Valley, LLC
Encompass Health Rehabilitation Hospital of Erie, LLC
Encompass Health Rehabilitation Hospital of Fort Smith, LLC
Encompass Health Rehabilitation Hospital of Franklin, LLC
Encompass Health Rehabilitation Hospital of Fredericksburg, LLC
Encompass Health Rehabilitation Hospital of Gadsden, LLC
Encompass Health Rehabilitation Hospital of Harmarville, LLC
Encompass Health Rehabilitation Hospital of Henderson, LLC
Encompass Health Rehabilitation Hospital of Katy, LLC
Encompass Health Rehabilitation Hospital of Kingsport, LLC
Encompass Health Rehabilitation Hospital of Lakeview, LLC
Encompass Health Rehabilitation Hospital of Largo, LLC
Encompass Health Rehabilitation Hospital of Las Vegas, LLC
Encompass Health Rehabilitation Hospital of Littleton, LLC
Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC
Encompass Health Rehabilitation Hospital of Miami, LLC
Encompass Health Rehabilitation Hospital of Middletown, LLC
Encompass Health Rehabilitation Hospital of Modesto, LLC
Encompass Health Rehabilitation Hospital of Murrieta, LLC
Encompass Health Rehabilitation Hospital of New England, LLC
Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC
Encompass Health Rehabilitation Hospital of Newnan, LLC
Encompass Health Rehabilitation Hospital of Northern Virginia, LLC
Encompass Health Rehabilitation Hospital of Ocala, LLC
Encompass Health Rehabilitation Hospital of Petersburg, LLC
Encompass Health Rehabilitation Hospital of Reading, LLC
Encompass Health Rehabilitation Hospital of Sarasota, LLC
Encompass Health Rehabilitation Hospital of Scottsdale, LLC
Encompass Health Rehabilitation Hospital of Shelby County, LLC
Encompass Health Rehabilitation Hospital of Sunrise, LLC
Encompass Health Rehabilitation Hospital of Tallahassee, LLC
Encompass Health Rehabilitation Hospital of Toms River, LLC
Encompass Health Rehabilitation Hospital of Utah, LLC
Encompass Health Rehabilitation Hospital of Vineland, LLC

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Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC
Encompass Health Rehabilitation Hospital of York, LLC
Encompass Health Rehabilitation Institute of Tucson, LLC
Encompass Health Savannah Holdings, LLC
Encompass Health Sea Pines Holdings, LLC
Encompass Health Sewickley Holdings, LLC
Encompass Health South Carolina Real Estate, LLC
Encompass Health South Dakota Real Estate, LLC
Encompass Health Support Companies, LLC
Encompass Health Texas Real Estate, LLC
Encompass Health Tucson Holdings, LLC
Encompass Health Tulsa Holdings, LLC
Encompass Health Utah Real Estate, LLC
Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC
Encompass Health Virginia Real Estate, LLC
Encompass Health Walton Rehabilitation Hospital, LLC
Encompass Health West Tennessee Holdings, LLC
Encompass Health West Virginia Real Estate, LLC
Encompass Health Westerville Holdings, LLC
Encompass Health Winston-Salem Holdings, LLC
Encompass Health Rehabilitation Hospital of Abilene, LLC
Encompass Health Rehabilitation Hospital of Arlington, LLC
Encompass Health Rehabilitation Hospital of Austin, LLC
Encompass Health Rehabilitation Hospital of Cypress, LLC
Encompass Health Rehabilitation Hospital of Dallas, LLC
Encompass Health Rehabilitation Hospital of Humble, LLC
Encompass Health Rehabilitation Hospital of Pearland, LLC
Encompass Health Rehabilitation Hospital of Plano, LLC
Encompass Health Rehabilitation Hospital of Richardson, LLC
Encompass Health Rehabilitation Hospital of Round Rock, LLC
Encompass Health Rehabilitation Hospital of Sugar Land, LLC
Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC
Encompass Health Rehabilitation Hospital The Vintage, LLC
Encompass Health Rehabilitation Hospital Vision Park, LLC
Encompass Health Martin County Holdings, LLC

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Encompass Health Home Health of Alabama, LLC
Encompass Health Home Health of Birmingham, LLC
Encompass Health Home Health of Central Virginia, LLC
Encompass Health Home Health of Florida, LLC
Encompass Health Home Health of Kentucky, LLC
Encompass Health Home Health of New England, LLC
Encompass Health Home Health of Ohio, LLC
Encompass Health Hospice of Alabama, LLC
Encompass Health Hospice of Pennsylvania, LLC
Encompass Health Hospice of the Midwest, LLC
Encompass Health Hospice of the Southwest, LLC
Encompass Home Health of Austin, LLC
Encompass Home Health of Colorado, LLC
Encompass Home Health of DFW, LLC
Encompass Home Health of East Texas, LLC
Encompass Home Health of New England, LLC
Encompass Home Health of the Mid Atlantic, LLC
Encompass Home Health of the Midwest, LLC
Encompass Home Health of the Southeast, LLC
Encompass Home Health of the West, LLC
Encompass Hospice of the West, LLC
EXCELLA ASSOCIATES, L.L.C.
EXCELLA HOME HEALTH AGENCY, LLC
HealthCare Innovations of Oklahoma, L.L.C.
HEALTHCARE INNOVATIONS OF WESTERN OKLAHOMA, LLC
HealthCare Innovations-Travertine Health Services, L.L.C.
Hospice Care of Mississippi, LLC
Orion Homecare, LLC
Saad Healthcare of St. Clair County LLC
TH of San Antonio LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of North Alabama, LLC
Rehabilitation Hospital of Plano, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

Bank of America, N.A., as a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

BARCLAYS BANK PLC, as a Lender

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

CADENCE BANK, N.A., as a Lender

By: /s/ Gaines Livingston
Name: Gaines Livingston
Title: SVP

CITIBANK, N.A., as a Lender

By: /s/ Marni McManus
Name: Marni McManus
Title: Vice President

Goldman Sachs Bank USA, as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

HANCOCK WHITNEY BANK, as a Lender

By: /s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

IBERIABANK, as a Lender

By: /s/ Donnie Dobbins
Name: Donnie Dobbins
Title: SVP

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Authorized Signatory

(if a second signature is necessary)

By: _________________________
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By: /s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Vice President

(if a second signature is necessary)

By: _________________________
Name:
Title:

Regions Bank, as a Lender

By: /s/ Mark Hardison
Name: Mark Hardison
Title: Managing Director

ROYAL BANK OF CANADA, as a Lender

By: /s/ Mustafa Topiwalla
Name: Mustafa Topiwalla
Title: Authorized Signatory

STIFEL BANK & TRUST, as a Lender

By: /s/ Daniel P. McDonald
Name: Daniel P. McDonald
Title: Vice President

SYNOVUS BANK, as a Lender

By: /s/ Robert Haley
Name: Robert Haley
Title: Corporate Banker

Truist, as a Lender

By: /s/ Katie Lundin
Name: Katie Lundin
Title: Director

Wells Fargo Bank, National Association, as a Lender

By: /s/ Jonathan Antonio
Name: Jonathan Antonio
Title: Director